Exhibit 99.1

athenahealth Announces Strategic Initiatives to Drive Increased Levels of
Profitable Growth and Enhance Shareholder Value

Targeting Approximately $100 Million in Cost-Savings to
Increase Profitability and Drive Growth

Committing to Significant Operating Margin Expansion

Launching Search to Recruit Seasoned Independent Chairman of the Board and
Additional Independent Director

Augmenting Senior Management Structure to Establish the Role of President,
in Addition to Ongoing CFO Search

WATERTOWN, Mass. - August 1, 2017 - athenahealth, Inc. (NASDAQ: ATHN) a leading provider of network-enabled services for hospitals and physician groups, today announced that the Board of Directors and management team are conducting a strategic review of the Company’s operational and financial strategy, leadership and governance. The Company intends to implement a series of initiatives that will sharpen its focus, generate cost savings and reinvest in its highest-value growth areas. The Board and management team are also working to preserve and build upon the Company’s culture of innovation, while ensuring that resources and talent are appropriately aligned with growth and the significant upside opportunities. This review takes into account the input of athenahealth shareholders representing a significant majority of outstanding shares as the Company works to accelerate sustainable, profitable growth and enhance both shareholder and market value.

“We have enjoyed 20 years of remarkable and rapid growth, helping healthcare organizations of all sizes reinvent workflows, advance connectedness and achieve strong financial and clinical results,” said Jonathan Bush, chief executive officer of athenahealth. “To continue executing on this mission, we are today announcing changes intended to achieve greater levels of profitable growth and unlock value. I am fully supportive of these initiatives and believe they are critical to driving value creation at athenahealth.”

Brandon Hull, Lead Director of the athenahealth Board, said, “The Board is unified in its belief that this review is a positive step to fortify the Company’s foundation. Given the growth of the Company and our increased scale and scope, we believe there is an opportunity to target current spending to drive enhanced, sustainable value for all athenahealth shareholders.”

Operational Review

The athenahealth Board and management team have commenced a comprehensive review of its operations, cost structure and capital allocation, with the assistance of a globally recognized consulting firm. The review will include all parts of athenahealth’s business, including sales and marketing, research and development, general and administrative, service operations, product portfolio and organizational structure.

In conducting its review, athenahealth has identified approximately $100 million in cost-savings opportunities that will drive efficiency and targeted investment in the Company's fast-growing hospital and network services businesses. athenahealth will provide additional information regarding details of these strategic initiatives, including plans to significantly increase operating margins, in 2018 and thereafter, by its third quarter 2017 earnings release anticipated in October 2017.

Structure and Governance

athenahealth also announced today that the Board of Directors has committed to further enhancing the depth of talent at the senior management level and intends to augment its senior management structure to establish the role of president. The president will be responsible for the execution of athenahealth’s business operations and will report to athenahealth CEO, Mr. Bush. As previously announced, the Company is also working to identify a CFO who has a record of operating discipline and value-creating capital allocation as well as attracting, developing and retaining top talent. The Board has retained a leading search firm to fill the president and CFO roles promptly.

The Board is also taking steps to strengthen its governance profile. The Board plans to separate the roles of chairman and CEO and is working to recruit an independent chairman. In addition, the Board has begun a search process to appoint an additional independent director. Given the Company’s enhanced focus on profitable growth and disciplined capital allocation, the Board’s skills matrix for new director candidates emphasizes individuals who have significant financial expertise and executive operating experience for high-growth, public companies and a record of profitably scaling high-growth businesses, particularly in the healthcare and technology sectors.

Mr. Hull concluded, “The Board is committed to acting in the best interests of all athenahealth shareholders. In addition to the review, we believe that the governance enhancements and additional depth of talent we are seeking will most effectively enable us to execute on the initiatives announced today and deliver value to shareholders. We are committed to these changes and we look forward to successfully executing upon them.”

About athenahealth, Inc.

athenahealth partners with hospital and ambulatory clients to drive clinical and financial results. We offer medical record, revenue cycle, patient engagement, care coordination, and population health services. We combine insights from our network of 100,000 providers and 98 million patients with deep industry knowledge and perform administrative work at scale. For more information, please visit www.athenahealth.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding management’s expectations for future financial and operational performance and operating expenditures, expected growth, and business outlook; statements regarding management’s expectations to accelerate sustainable, profitable growth and enhance shareholder value; statements regarding potential efficiencies, cost-saving opportunities, and other anticipated results to be realized from its operational review, including timing of our initial operating margin guidance for fiscal 2018; and statements regarding potential changes to our leadership and Board governance structure. Forward-looking statements may be identified with words such as “will,” “may,” “expect,” “plan,” “anticipate,” “upcoming,” “believe,” “estimate,” or similar terminology, and the negative of these terms. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. These risks and uncertainties include: our highly competitive industry and our ability to compete effectively and remain innovative; the development of the market for cloud-based healthcare information technology services; changes in the healthcare industry and their impact on the demand for our services; our ability to successfully recruit qualified new executive and board talent; our ability to maintain consistently high growth rates due to lengthening customer sales cycles; the impact of changes in our business model and structure; our ability to successfully implement operational and financial, leadership and governance initiatives; our ability to effectively manage our growth; our ability to protect our intellectual property; current and future litigation, including for intellectual property infringement; our dependence on third-party providers; risks and costs associated with our worldwide operations; our ability to attract and retain highly-skilled employees; our fluctuating operating results; our ability to retain our clients and maintain client revenue; our tax liability; our variable sales and implementation cycles; the timing at which we recognize certain revenue and our ability to evaluate our prospects; defects and errors in our software or services, or interruptions or damages to our systems or those of third parties on which we rely; a data security breach; limitations on our use of data; the effect of payer and provider conduct; the failure of our services to provide accurate and timely information; changing government regulation and the costs and challenges of compliance; the potential for illegal behavior by employees or subcontractors; and the price volatility of our common stock. Forward-looking statements speak only as of the date hereof and, except as required by law, we undertake no obligation to update or revise these forward-looking statements. For additional information regarding these and other risks faced by us, refer to our public filings with the Securities and Exchange Commission (“SEC”), available on the Investors section of our website at www.athenahealth.com and on the SEC’s website at www.sec.gov.

Contact Info:
Dana Quattrochi
athenahealth, Inc. (Investors)
investorrelations@athenahealth.com
617-402-1329

Holly Spring
athenahealth, Inc. (Media)
media@athenahealth.com
617-402-1631